Exhibit 99.1

CINCINNATI BELL INC. ANNOUNCES CONSENT SOLICITATIONS

CINCINNATI, Ohio (April 8, 2021) – Cincinnati Bell Inc. (“Cincinnati Bell” or the “Company”) today announced that it has commenced consent solicitations (the “Consent Solicitations”) with respect to certain proposed amendments to the (i) indenture, dated as of July 1, 1993 (as supplemented and amended, the “2023 Notes Indenture”) governing its 7 1/4% Notes due 2023 (the “2023 Notes”), (ii) indenture, dated as of September 22, 2016 (as supplemented and amended, the “2024 Notes Indenture”) governing its 7.000% Senior Notes due 2024 (the “2024 Notes”), (iii) indenture, dated as of October 6, 2017 (as supplemented and amended, the “2025 Notes Indenture”) governing its 8.000% Senior Notes due 2025 (the “2025 Notes”) and (iv) indenture, dated as of November 30, 1998 (as supplemented and amended, the “2028 Notes Indenture,” and together with the 2023 Notes Indenture, the 2024 Notes Indenture and the 2025 Notes Indenture, the “Indentures”) governing Cincinnati Bell Telephone Company LLC’s (formerly known as Cincinnati Bell Telephone Company) 6.30% Debentures due 2028, which are guaranteed by the Company (the “2028 Notes,” and together with the 2023 Notes, the 2024 Notes and the 2025 Notes, the “Notes”).

The Consent Solicitations are being conducted in contemplation of the previously announced proposed acquisition by Macquarie Infrastructure Partners (“MIP”) of the Company (the “Acquisition”), with certain funds managed by the Private Equity Group of Ares Management Corporation (“Ares”) having agreed to provide equity financing for the Acquisition. However, receipt of the Requisite Consents (as defined herein) is not necessary to complete the Acquisition. Adoption of the Proposed Amendments (as defined herein) is not a condition to the consummation of the Acquisition, and whether or not the Requisite Consents are obtained will not affect whether the Acquisition closes.

Upon the terms and subject to the conditions described in the Consent Solicitation Statement, dated April 8, 2021 (as may be amended or supplemented from time to time, the “Consent Solicitation Statement”), the Company is soliciting consents (i) with respect to each of the Indentures, to amend the reporting covenants by replacing the requirement to file annual, quarterly and other periodic reports with the Securities and Exchange Commission with the requirement to provide certain reports to the applicable holders of the Notes through a noteholder website and (ii) with respect to the 2023 Notes Indenture and the 2028 Notes Indenture, to amend the cross-payment and cross-default provisions to substantially conform to the corresponding provisions in the 2024 Notes Indenture and the 2025 Notes Indenture (collectively, the “Proposed Amendments”).  All capitalized terms used in this press release but not defined herein have the meaning given to them in the Consent Solicitation Statement.

If the Requisite Consents are obtained and subject to the other terms and conditions in the Consent Solicitation Statement (including the consummation of the Acquisition), the Company will make a cash payment of $2.50 per $1,000 principal amount of Notes, in each case held by each holder as of the Record Date (as defined herein) who has validly delivered its consent to the applicable Proposed Amendments at or prior to the Expiration Time (as defined herein) and who has not validly revoked its consent before the applicable Effective Date. Subject to the waiver or satisfaction of all conditions set forth in the Consent Solicitation Statement, the Company will make the consent payment substantially concurrently with the consummation of the Acquisition. The Company expects the Acquisition to be consummated in the first half of 2021, subject to the satisfaction of customary closing conditions; however, no assurance is made as to the timing and likelihood of completion of the Acquisition.

The Proposed Amendments will be effected by supplemental indentures (each, as applicable, a “Supplemental Indenture”) to be entered into by the Company (in respect of the 2028 Notes, Cincinnati Bell Telephone Company LLC), the Guarantors (as applicable), and the applicable trustee as soon as practicable after the time that the Requisite Consents have been received; however, the Proposed Amendments will not become operative until the consummation of the Acquisition. In order for the Proposed Amendments Supplemental Indentures to be executed, the Company must receive valid consents in respect of (i) of not less than 66-2/3% in aggregate principal amount of the outstanding 2023 Notes (the “2023 Notes Requisite Consents”), (ii) at least a majority in aggregate principal amount of the outstanding 2024 Notes (the “2024 Notes Requisite Consents”), (iii) at least a majority in aggregate principal amount of the outstanding 2025 Notes (the “2025 Notes Requisite Consents”) and (iv) of not less than 66-2/3% in aggregate principal amount of the outstanding 2028 Notes (the “2028 Notes Requisite Consents,” and together with the 2023 Notes Requisite Consents, the 2024 Notes Requisite Consents and the 2025 Notes Requisite Consents, the “Requisite Consents”). Holders who do not deliver their Consents prior to the applicable Expiration Time shall be bound by the applicable Proposed Amendments if the applicable Supplemental Indenture becomes operative as described above. In addition, each of the Consent Solicitations is conditioned on, the consummation of the other Consent Solicitations. Regardless of the outcome of the Consent Solicitations, the Notes will continue to be outstanding and will continue to bear interest as provided in the applicable Indenture.

The Consent Solicitations will expire at 5:00 p.m. New York City time, on April 22, 2021 (such date and time, as the same may be extended by the Company from time to time, in its sole discretion, the “Expiration Time”).  Only holders of record of the Notes as of 5:00 p.m., New York City time on April 7, 2021 (the “Record Date”), are eligible to deliver consents to the Proposed Amendments in the Consent Solicitations. The Company may, in its sole discretion, terminate, extend or amend one or more of the Consent Solicitations at any time as described in the Consent Solicitation Statement.

This press release is for informational purposes only and the Consent Solicitations are being made solely on the terms and subject to the conditions set forth in the Consent Solicitation Statement. Further, this press release does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities. The Consent Solicitation Statement does not constitute a solicitation of Consents in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such solicitation under applicable federal securities or blue sky laws.

Copies of the Consent Solicitation Statement may be obtained from D.F. King & Co., Inc., the Information and Tabulation Agent, at (212) 269-5550 (banks and brokers), (866) 388-7452 (all others, toll free), or email at cbb@dfking.com. Holders of the Notes are urged to review the Consent Solicitation Statement for the detailed terms of the Consent Solicitations and the procedures for consenting to the Proposed Amendments. Any persons with questions regarding the Consent Solicitations should contact the Solicitation Agent, Goldman Sachs & Co. LLC, at (212) 902-6351 (collect).

About Cincinnati Bell Inc.

With headquarters in Cincinnati, Ohio, Cincinnati Bell Inc. (NYSE: CBB) delivers integrated communications solutions to residential and business customers over its fiber-optic and copper networks including high-speed internet, video, voice and data. Cincinnati Bell provides service in areas of Ohio, Kentucky, Indiana and Hawaii. In addition, enterprise customers across the United States and Canada rely on CBTS and OnX for efficient, scalable office communications systems and end-to-end IT solutions. For more information, please visit www.cincinnatibell.com. The information on Cincinnati Bell’s website is not incorporated by reference in this press release.

Cautionary Statement Regarding Forward-Looking Statements

Certain of the statements in this communication contain forward-looking statements regarding future events and results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “will,” “may,” “proposes,” “potential,” “could,” “should,” “outlook,” or variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of future financial performance, anticipated growth and trends in businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: (i) the risk that the Acquisition may not be completed in a timely manner or at all; (ii) the possibility that any or all of the various conditions to the consummation of the Acquisition may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Acquisition, including in circumstances which would require Cincinnati Bell to pay a termination fee or other expenses; (iv) the effect of the announcement or pendency of the Acquisition on Cincinnati Bell’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (v) risks related to diverting management’s attention from Cincinnati Bell’s ongoing business operations; (vi) the risk that shareholder litigation in connection with the Acquisition may result in significant costs of defense, indemnification and liability; (vii) risks related to the recent outbreak of COVID-19 (more commonly known as the Coronavirus), including the risk that the receipt of certain approvals required to consummate the Acquisition may be delayed; and (viii) (A) those discussed in Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports, and (B) those discussed in other documents Cincinnati Bell filed with the SEC. Actual results may differ materially and adversely from those expressed in any forward-looking statements. Cincinnati Bell undertakes no, and expressly disclaims any, obligation to revise or update any forward-looking statements for any reason, except as required by applicable law.

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For further information, please contact:

Media – Cincinnati Bell: Josh Pichler Senior Manager, Communications and Media Tel: (513) 565-0310 Email: Josh.Pichler@cinbell.com	Investors – Cincinnati Bell: Josh Duckworth Vice President of Treasury, Corporate Finance and Investor Relations Tel: (513) 397-2292 Email: Joshua.Duckworth@cinbell.com